Exhibit 10.10

Guorui Space Office Lease Contract

出租方：北京国锐房地产开发有限公司

承租方：股家（北京）科技有限公司

Lessor: Beijing Guorui Real Estate Development Co. Ltd.

Lessee: Gujia (Beijing) Technology Co. Ltd.

国锐空间写字楼租赁合同

出租方：北京国锐房地产开发有限公司                （以下简称“甲方”）

承租方：股家（北京）科技有限公司  Gujia (Beijing) Technology Co. Ltd.                 （以下简称“乙方”）

Guorui Space Office Lease Contract

Lessor: Beijing Guorui Real Estate Development Co. Ltd. (hereinafter referred to as “Party A”)

Lessee: Gujia (Beijing) Technology Co. Ltd. (hereinafter referred to as “Party B”)

鉴于：

1、甲方为位于北京市朝阳区霄云路40号院1号楼国航世纪大厦内国锐空间项目（简称“国锐空间”）的合法出租人。

2、甲方已委托四川中航建开物业管理有限责任公司北京中航世纪分公司（以下简称“物业服务公司”）为国锐空间提供物业服务。

3、乙方愿意承租国锐空间部分物业。

4、乙方确认并知悉，本合同内所述国锐空间指北京市朝阳区霄云路40号院1号楼国航世纪大厦6\7\13\14层。

Whereas:

Party A is the legal lessor of Guorui Space Project (“GuoRui Space”) located in No.1 Building of Air China Century Building, No. 40 Xiaoyun Road, Chaoyang District, Beijing.

2. Party A has entrusted Sichuan Air China Jiankai Property Management Co., Ltd. Beijing Air China Century Branch (hereinafter referred to as the “Property Service Company”) to provide property services to Guorui Space.

3. Party B is willing to accept leases of part of the property.

4. Party B confirms and knows that the Guorui Space mentioned in this Contract refers to the 6th\ 7th\ 13th\ 14th floor of No.1 Air China Century Building, No. 40 Xiaoyun Road, Chaoyang District, Beijing.

Thus:

因此：

甲乙双方经友好协商，达成写字楼租赁合同如下，以兹共同遵守。

Party A and Party B have reached the following office lease contract through friendly negotiation, which is hereby complied with jointly.

第一章  关于租赁物业基本情况及交付

1. Basic conditions and delivery of Leased Property

第一条  租赁物业及地址

租赁物业位于北京市朝阳区霄云路40号院1号楼国航世纪大厦内的国锐空间项目内。

1.1 Leasing property and address

The leasing property is located in the Guorui Space Project of No.1 Building, Air China Century Building, No. 40 Xiaoyun Road, Chaoyang District, Beijing.

租赁物业的情况

2. Conditions of the Leased Property

1、租赁物业的位置：国锐空间608-A单元（在本合同中统一简称“租赁物业”，如图所示，详见附件一阴影部分）。

租赁物业位于国锐空间6层，实际楼层：6层。

租赁物业的用途。

2.1 Location of the Leased Property: unit 608-A of GuoRui Space (hereinafter referred to as the” Leased Property” in this Contract, as shown in figure 1, see Shadow Section of Annex I.)

The Leased Property is located on the 6th floor of Guorui Space, and the actual floor is 6th floor.

2. 2 Purpose

2.1 租赁物业的用途仅限为办公。乙方同意不用于本合同中所明确规定的办公用途以外的其他任何用途。

2.2.1 The use of the Leased Property is limited to office use only. Party B agrees not to use it for any purpose other than that specified in this Contract.

2

2.2 若乙方拟将该租赁物业用于乙方新设公司（以下简称“新设公司”，新设公司的名称以新设公司的营业执照中所记载的公司名称为准）的工商注册登记手续的，自新设公司营业执照获签发之日起10个工作日内，乙方应向甲方提供由乙方签署并加盖新设公司公章的营业执照（一式两份）。

2.2.2 If Party B intends to use the Leased Property for the registration of its new company (hereinafter referred to as the “New Company”, the name of the New Company shall be the name of the company specified in the business license of the New Company). And within 10 working days from the date of issuance of the business license of the newly established company, Party B shall provide Party A with a business license signed by Party B and affixed with the official seal of the New Company (in duplicate).乙方亦应促使新设公司自其营业执照获签发之日起10个工作日内就该租赁物业与乙方及甲方签署由甲方提供版本的租赁合同转让协议（以下简称“转让协议”），以达到乙方将其在本合同项下的全部权利义务转让给新设公司的目的。在甲方、乙方和新设公司签署转让协议后，乙方仍应对新设公司履行本合同项下的全部义务承担不可撤销连带保证责任。 Party B shall also urge the New Company to sign the lease contract transfer agreement provided by Party A (hereinafter referred to as the “Transfer Agreement”) with Party B and Party A within 10 working days from the date of the issue of the New Company’s business license,in order to achieve the purpose of Party B’s transfer of all its rights and obligations under this Contract to the New Company. After the signing of the Transfer Agreement between Party A, Party B and the New Company, Party B shall still bear irrevocable joint and several warranty liability for the New Company to perform all its obligations under this Contract.

乙方于本合同项下缴纳的保证金于转让协议依法成立并生效时自动转为新设公司于本合同项下向甲方缴纳的保证金。在乙方向甲方退还本合同项下的保证金收据后，甲方将向新设公司重新开具保证金收据。若为租赁备案登记手续之目的需要甲方和新设公司另行订立新租赁合同的，则乙方亦应当促使新设公司与甲方另行签署由甲方提供版本的新租赁合同。The security deposit paid by Party B under this Contract shall automatically be transferred to the New Company as the New Company’s  security deposit to Party A under this Contrast when the Transfer Agreement is established and takes into effect in accordance with the law. After Party B returns the deposit receipt under this Contract to Party A, Party A shall issue a new deposit receipt to the New Company. If Party A and the New Company are required to sign a new lease contract for the purpose of registration, Party B shall also urge the New Company to sign a new lease contract which provided by Party A with Party A.

3

除应对承租方、交付日、起租期做相应调整外，新租赁合同的其他约定应与本合同的约定保持一致。Except for the Lessee, the delivery date and the lease term shall be adjusted accordingly, other agreements of the new lease contract shall be consistent with those of this Contract.

乙方如需将承租方变更为乙方关联公司，参照本条款执行。

If Party B needs to change the Lessee into Party B’s affiliated company, it shall be executed with reference to this clause.

租赁物业建筑面积。

租赁物业的建筑面积为387.45平方米（包括租赁物业应分摊的公用建筑面积）。

租赁物业的建筑面积与租金及保证金无关。

2.3 Construction area of the Leased Property

The building area of the Leased Property is 387.45 square meters (including the public building area to be apportioned to the Leased Property).

The building area of the Leased Property is not related to rent and security deposit.

4、租赁物业交付。

4.1租赁物业交付日为：2017年12月1日。

4.2 在前述交付日，乙方应到国锐空间同甲方办理交付手续，甲方将租赁物业按照当日现状（当日现状见附件二，该附件将作为甲方向乙方交付租赁物业和本合同终止时乙方向甲方返还租赁物业的验收依据）交给乙方，乙方签署附件二后即确认租赁物业处于适租状态，亦视为交付手续已办理完毕，除前述附件二外，双方不再另行办理交付手续。

4.3 如非因甲方的原因及不可抗力原因，乙方未能在交付日办理交付手续，本合同中的交付日、起租日及租期等本合同约定的其他期限的起止日期并不因此而更改，甲方仍有权按照本合同收取租金及相关之各项费用。此时，视为租赁物业已经由甲方按照合同的约定条件和标准于当日交付给乙方。

4.4 但如果乙方没有按照有关约定在交付日前缴纳完毕应当缴纳的款项，包括但不限于租金、保证金等，甲方有权利拒绝向乙方履行交付义务。

4

2.4 Delivery of the Leased Property.

2.4.1 Date of delivery of Leased Property: December 1, 2017.

2.4.2 On the date of delivery as aforesaid, Party B shall go to Guorui Space for the delivery formalities with Party A. Party A shall deliver the Leased Property according to the status quo on the same day (see Annex II,which shall be given to Party B as the acceptance basis for Party A to deliver the Leased Property to Party B and for Party B to return the Leased Property to Party A at the end of this Contract). After Party B signs Annex II, it will be confirmed that the Leased Property is in a rentable state and delivery formalities are completed. Apart from the Annex II above-mentioned, both parties shall not proceed with the delivery procedures separately.

2.4.3 Apart from Party A’s cause or force majeure, Party B fails to go through the formalities for delivery on the date of delivery, the date of delivery in this Contract, the date of commencement of lease and the date of termination of other terms stipulated in this Contract shall not be changed as a result, Party A shall still have the right to collect rent and related fees in accordance with this Contract. At this time, the Leased Property shall be deemed to have been delivered to Party B on the same day by Party A in accordance with the terms and conditions of the contract.

4.4.4 However, if Party B fails to pay the amount due before the delivery date as agreed, including, but not limited to, rent, security, etc., Party A shall have the right to refuse to perform the obligation of delivery to Party B.

第二章  关于租期

第一条 租期

1、租赁物业的租期自2017年12月1日至2019年11月30日（其中包括开始日期和终止日期）。

2. Term of  lease

2.1 Term of lease

2.1.1 The lease term of the Leased Property is from December 1, 2017 to November 30, 2019 (including the start and end dates).

2、在本协议项下的租赁期限内，甲方同意给予乙方1个月的装修期，即2017年12月1日至2017年12月31日（包括首尾两日）。装修期内，乙方按装修期优惠租金标准（¥30元/月/平方米）向甲方支付租金，同时需遵守本协议的其他条款及甲方指定物业公司制定的相关制度，按规定的时间和金额支付装修期内其它应付费用（如有）。双方理解，装修期以本协议不得以任何原因提前解除为前提，即为附前提条件优惠租金的期间。租赁期限内，本协议无论因任何原因提前解除，乙方应于本协议提前解除之日起五个工作日内按照附件三第一条第一项约定的日租金标准向甲方补足已优惠的全部租金（因甲方原因提前解除的不在此限）。

2.1.2 During the lease term under this Agreement, Party A agrees to give Party B a one-month decoration period, that is, from December 1, 2017 to December 31, 2017 (including the first and last days of the decoration period). Party B shall pay rent to Party A according to the preferential rent standard (30 yuan / month / square meters) during the decoration period, and shall abide by the other terms of this Agreement and the relevant rules formulated by the property company designated by Party A. Party B shall also pay other expenses due during the decoration period according to the specified time and amount (if any). The parties understand that the decoration period shall not be rescinded in advance for any reason, that is, the period of concessionary rent with preconditions. This Agreement shall, for any reason, be rescinded in advance within the time limit, Party B shall, within five working days from the date of the early termination of this Agreement, make up for all the preferential rent to Party A in accordance with the daily rent standards agreed in the 1.1 of Annex III (except for early termination caused by the reasons of Party A).

5

3、租期到期，乙方愿意继续承租的，应在租期届满之前提前三个月以上向甲方书面提出，征得甲方书面同意后，双方应就续租事宜进行协商，有关续租的条件和条款须经甲方与乙方双方共同协商同意，届时双方另行签订租赁合同。在同等条件下，乙方有优先租赁权。

4、如乙方于租期到期既没有签订续租租约又没有得到甲方书面认可但继续滞留在租赁物业内的，不视为双方之间有不定期租赁合同关系。届时每滞留一日，乙方应向甲方支付违约金，违约金标准为当年度日租金标准二倍。

2.1.3 If the lease term expires and Party B is willing to continue the lease, it shall be submitted to Party A in writing  at least three months in advance before the expiration of the lease term. After obtaining the written consent of Party A, the two parties shall hold consultations on the matter of renewal. The terms and conditions of the lease renewal shall be agreed by both parties of Party A and Party B through mutual consultation, and the two parties shall sign a separate lease contract at that time. Under the same conditions, Party B shall have the priority of lease first.

2.1.4 If Party B does not sign a lease renewal agreement nor obtain written approval from Party A at the expiration of the lease term, but remains in the lease item industry, it shall not be deemed to have an indefinite lease contract relationship between the two parties. Party B shall pay Party A a penalty for breach of contract, which shall be double the current year’s living rent.

第三章  关于租金及费用

第一条  租金

1、本租赁期内租金标准和具体的支付时间详见附件三，本协议提及租金时，均已包含物业管理费。

2、乙方应以银行支票、现金或甲方认可的其他方式支付。使用银行支票付款的，如果出票人和乙方名称不一致的，乙方应同时向甲方提供出票人同意为乙方付款的书面证明。届时如不能提供的，甲方有权拒收票据并视为乙方没有付款。

3、月为自然月，租期不满一个月时，租金按当月租金金额除以当月日历总天数乘以实际承租天数计算。

3. Rent and fees

3.1 Rent

3.1.1 The rent standards and the specific payment time for the lease period are set out in Annex III. The property management fee is included in this Agreement when referring to the rent.

3.1.2 Party B shall pay by bank cheque, cash or other means approved by Party A. If pay by bank cheque, the name of the drawer shall be the same as Party B, if not, Party B shall at the same time provide Party A with written proof that the drawer agrees to pay for Party B. If it is not available at that time, Party A shall have the right to reject Party B’s bank cheque, and Party B shall be deemed to have failed to pay.

3.1.3 When the rental period is less than one month, the rent is calculated by dividing the monthly rent amount by the total number of days in the calendar of that month multiplied by the number of days actually contracted.

7

第二条 政府税项、印花税及其他费用

甲乙双方应按有关政府部门的相关法律、法规规定及合同约定支付各自应缴纳的税费。甲方和乙方各自承担其律师费（如有）。

3. 2 Government taxes, stamp duty and other fees

Party A and Party B shall pay their respective taxes and fees in accordance with the relevant laws and regulations of the relevant government departments and contracts. Party A and Party B shall bear their respective legal fees (if any).

第三条  其他费用

1、乙方应当支付租赁物业所发生之水费、热水费、电费、通讯费、空调加时费、停车费以及其他各项费用。

2、乙方应按物业服务公司要求向物业服务公司缴纳上述相关费用。

第四条  物业管理

乙方应在本合同签订同时同物业服务公司签署物业管理合同并受其约束（物业管理合同不再约定物业管理费）。

3. 3 Other expenses

3.3.1 Party B shall pay water, hot water, electricity, communication, air conditioning overtime, parking and other charges incurred by the Leased Property.

3.3.2 Party B shall pay the above fees to the property service company in accordance to its requirement.

3.4  Property management

Party B shall sign and be bound by the property management contract with the property service company at the same time as this Contract (the property management contract shall not stipulate the property management fee).

第五条  租赁保证金

1、保证金的交纳及相关事宜。

在签署本合同之日起3个工作日内，乙方须向甲方交纳租赁物业的保证金，保证金应为二个月的月租金，共计¥247,484元（人民币:贰拾肆万柒仟肆佰捌拾肆元整），以保证乙方遵守执行本合同项下乙方应遵守和履行的规定和条件。

租期内该保证金将由甲方持有，不计利息。在符合本合同约定的条件下，保证金将由甲方向乙方无息返还，乙方无权以保证金抵付其在本合同项下的任何应付款项。

8

如果乙方违反本合同项下的规定，甲方将有权终止本合同并扣留部分或全部保证金作为因乙方违约而对甲方的合理经济补偿和/或赔偿。

尽管如此，甲方可以选择不终止本合同，而从保证金中扣除相应数目的金额以补偿和/或赔偿由于乙方违约而给甲方造成的损失（保证金不足以补偿和/或赔偿损失的，甲方有权另行追偿不足部分）。在这种情况下，乙方应在收到甲方书面通知之日起15日内补足已扣除的保证金。如果乙方未按时补足，延期超过15日，甲方有权书面通知乙方终止本合同并收回全部或部分租赁物业。在此情况下，甲方将没收全部保证金，并有权利向乙方追讨损失赔偿。

3.5 Security deposit

3.5.1 Security deposit payment and related matters

Within 3 working days from the date of signing this Contract, Party B shall pay a security deposit for the Leased Property to Party A, which shall be a monthly rent of two months, a total of RMB 247,484  to ensure that Party B shall abide by the terms and conditions  under this Contract.

The security deposit shall be held by Party A within the lease term, regardless of interest. If under the conditions which are in conformity with the terms of this Contract, the security deposit shall be returned to Party B by Party A without interest, and Party B has no right to pay any sum payable under this Contract by the security deposit.

If Party B violates the provisions of this Contract, Party A shall have the right to terminate this Contract and withhold part or all of the security deposit as reasonable economic compensation  to Party A for the breach of this Contract.

Nevertheless, Party A may choose not to terminate this Contract, but to deduct the corresponding amount from the security deposit to compensate Party A for losses caused by Party B’s breach of contract (if the security deposit is not sufficient to compensate  for the loss, in this case, Party A has the right to recover the insufficient losses). In this case, Party B shall, make up the deductible security deposit within 15 days from the date of receipt of Party A’s written notice. If Party B fails to make up the payment on time, and the extension  exceeds 15 days, Party A has the right to notify Party B in writing to terminate this Contract and to recover all or part of the Leased Property. In this case, Party A shall confiscate all the security deposit and shall have the right to recover damages from Party B.

9

保证金的返还。

本合同租期期满或提前终止后，甲方自下列条件全部成就之日起的30日内，按照本合同约定扣除违约金（如有）后将保证金余额一次性无息退还乙方：

（1）乙方将租赁物业恢复至本合同附件二规定之状况，同时交还归甲方所有之租赁物业内部所有固定设备、装置以及附加设备，并使这些设备装置保持良好、清洁、可出租状态。

（2）因乙方发生违约而引起的索赔得到解决。

（3）乙方与甲方、物业服务公司结清本合同终止前租赁物业发生的全部费用（包括但不限于在合同期内一切应付未付的租金、滞纳金、违约金及赔偿金）。

（4）乙方将相应的工商注册和税务登记等与租赁物业有关的全部手续迁出租赁物业。

The return of the security deposit

After the expiration of the term of this Contract or the early termination of this Contrac, Party A shall return the balance of the security deposit to Party B without interest after deducting the liquidated damages (if any) in accordance with this Contract within 30 days on which all the following conditions have been achieved:

(1) Party B shall restore the Leased Property to the conditions specified in Annex II hereto, and return all fixed equipment, installations and additional equipment within the Leased Property owned by Party A, and keep such equipment in good, clean and leasable condition.

(2) Claims arising from breach of contract by Party B are settled.

(3) Party B and Party A, the property Service Company settle all the charges incurred before the termination of this Contract (including, but not limited to, all outstanding rent, late payment, liquidated damages and compensation) due during the contract period.

(4) Party B shall move out of all relevant formalities such as industrial and commercial registration and tax registration related to the Leased Property.

第四章  关于甲方的义务

第一条  提供租赁物业

甲方应按照本合同的约定提供租赁物业并保证房屋的建筑结构符合相关规定，不得危及人身安全。

第二条  承担有关税费土地使用费

依据法律的规定承担应当负担的税费，但不需承担根据本合同约定和/或有关中国法律、法规的规定应由乙方支付的税项和费用。

10

4. Obligations of Party A

4.1 Provision of the Leased Property

Party A shall provide the Leased Property and ensure that the building structure complies with the relevant regulations and shall not endanger personal safety as agreed in this Contract.

4.2 Bearing relevant taxes and fees, land use fees and charges

Party A shall bear the taxes and charges to be borne in accordance with the provisions of the law, but shall not bear the taxes and charges which shall be paid by Party B in accordance with the provisions of this Contract and / or the relevant laws and regulations of China.

第三条  关于装饰

在甲方认为必要时，对国锐空间的公共区域进行一切必要的装饰。

4.3 Decoration

When Party A deems it necessary, Party A shall make all necessary decoration  to the public area of Guorui Space.

第四条  承担维修和保养责任

1、甲方对租赁物业内的主体结构部分承担维修责任。甲方对租赁物业外的公共区域承担维修和保养责任。

2、甲方和／或物业服务公司对国锐空间进行检查、维修或保养的，应提前三日通知乙方（紧急情况除外），乙方应予以协助和配合，甲方和／或物业服务公司在进行维修、保养时，对于乙方的影响应尽可能地限制在合理范围内。

4.4 Responsibility for repairs and maintenance

4.4.1 Party A shall be responsible for the maintenance of the main structure of the Leased Property. Party A shall be responsible for the repair and maintenance of the public area outside the Leased Property.

4.4.2 Party A and / or property service company shall notify Party B of the inspection, repair or maintenance of Guorui Space in advance of 3 days (except in case of emergency), Party B shall assist and cooperate with Party A and / or the property service company in carrying out maintenance, during maintenance, the impact on Party B shall be limited to a reasonable extent as far as possible.

11

第五章  关于乙方的义务

第一条  接受租赁物业、支付租金、支付保证金及其他相关费用

1、乙方应按照约定接收租赁物业。

2、乙方依照本合同约定的期限、数额向甲方及物业服务公司支付租金、保证金及其他应缴费用及相应税款。

5. Obligations of Party B

5.1 Acceptance of the Leased Property, payment of rent, payment of security deposit and other related expenses

5.1.1 Party B shall accept the Leased Property in accordance with the agreement.

5.1.2 Party B shall pay rent, security deposit and other fees and taxes to Party A and the property service company in accordance with the time limit stipulated in this Contract.

第二条  遵守规定、条例等

1、甲方和/或物业服务公司有权制定、废除或修改关于国锐空间管理的租户手册、装修手册及其他规定。乙方应遵守上述规定，接受物业服务公司的统一管理，依照合同约定用途使用租赁物业。甲方和/或物业服务公司制定、废除或修改关于国锐空间管理的租户手册、装修手册及其他规定时，应当以通告形式告知乙方。5.2 Compliance with regulations, rules, etc.

5.2.1 Party A and / or the Property Service Company shall have the right to formulate, abolish or amend the leaseholder’s manual, decoration manual and other provisions concerning the management of Guorui Space. Party B shall abide by the above provisions and accept the unified management of the Property Service Company. Party A and / or the Property Service Company shall inform Party B by notice when formulating, abolishing or modifying the leaseholder’s manual, decoration manual and other provisions concerning the management of Guorui Space.

2、遵守法律、法规及其他规定，如因违反法律、法规及其他规定给甲方造成损失的，乙方应负责赔偿。乙方在收到政府及其他有关部门涉及租赁物业的通知书时，须即时以书面形式通知甲方。Property Service Company

3、由于乙方、其雇员、承包商、代理、来访者的行为或疏忽而导致在租赁物业内发生死亡、人身伤害或财产损失的，一切责任均由乙方承担，给甲方造成损失的，乙方应当赔偿。有证据证明甲方或物业服务公司有过错的除外。

4、由于乙方及其雇员、承包商、代理、来访者的行为或疏忽而给租赁物业造成的一切损失均由乙方承担赔偿责任。

12

5、严格遵守安全用电标准。

5.5.2 Party B shall abide by the laws, regulations and other provisions. If  the violation of the laws, regulations and other provisions of Party B causes loss to Party A, Party B shall be liable for compensation. Party B shall promptly notify Party A in written form upon receipt of the notice of government and other relevant departments concerning the Leased Property.

5.2.3 If the actions or negligence of Party B, its employees, contractors, agents, and visitors result in death, personal injury or property loss in the Leased Property, all liability shall be borne by Party B, and Party B shall compensate the loss caused to Party A, except for the case that there is evidence that Party A or the Property Service Company is at fault.

5.2.4 Party B shall be liable for all losses caused to the Leased Property due to the actions or negligence of Party B and its employees, contractors, agents and visitors.

5.2.5 Party B shall strictly abide by the safety utilization standard of the electricity power.

第三条 内部装修

1、事先经甲方及物业服务公司书面同意并经政府主管部门批准后，乙方可对租赁物业及其附属设施和设备进行装修、增建增设及改建，由此引起的一切费用均由乙方承担。

乙方对租赁物业进行任何装修之前，均应事先将装修工程涉及的各种图纸、设计方案的最终定稿交甲方及物业服务公司并得到上述单位的一致书面同意。为保证安全，在没有得到上述单位的一致书面同意之前，乙方不得进行任何施工。即使获得了甲方的批准，乙方亦应自行承担因此产生的全部法律责任。乙方所使用的装修公司应达到国家2级以上资质。为避免异议，甲方与乙方于此申明如下：

5.3 Interior decoration

5.3.1 With the prior written consent of Party A and the Property Service Company and the approval of the competent government, Party B may decorate, build, add and rebuild the Leased Property and its ancillary facilities and equipment, and all expenses arising therefrom shall be borne by Party B.

13

Before Party B carries out any decoration of the Leased Property, it shall submit the final draft of the drawings and design plans involved in the decoration project to Party A and the Property Service Company in advance and obtain the unanimous written consent of the above parties. For safety concern, Party B shall not carry out any construction work without the unanimous written consent of the above mentioned parties. Party B shall also assume all legal liabilities arising therefrom, even though obtain the approval from Party A. The decoration company used by Party B shall be qualified at or above State level 2. In order to avoid objection, Party A and Party B hereby declare as follows:

1.1 甲方及物业服务公司批准乙方上述的装修图纸和规格，并不等于豁免乙方需要在正式进行内部装修之前，自费的向北京市有关政府相关部门申请批准该已经甲方批准的装修图纸和规格。

1.2 对乙方不遵守相关部门法律法规及管理规定而引起的任何后果，甲方不需承担任何责任。

1.3 乙方保障甲方免受因乙方不遵守此条款而引起的任何损失，包括但不限于法律费用。

5.3.1.1 The approval of Party B’s above decoration drawings and specifications by Party A and the Property Service Company does not mean that Party B, before starting the  interior decoration, shall be exempted from the need for applying to the relevant government departments in Beijing to approve the decoration drawings and specifications approved by Party A at its own expense.

5.3.1.2 Party A shall not be held liable for any consequences arising from Party B’s failure to comply with the laws, regulations and management regulations of the relevant departments.

1.3 Party B shall protect Party A from any loss arising from Party B’s failure to comply with this provision, including but not limited to legal costs.

1.4 装修期内，乙方须向物业服务公司支付装修押金、装修管理费用等相关费用。

1.5 乙方在租赁物业装修施工和营业过程中，应严格遵守国家有关的消防安全法律规范、甲方和物业服务公司制定的各项规章制度和操作规程，接受甲方和物业服务公司有关部门的监督管理，爱护公共区域设施、维护公共区域卫生，确保国锐空间的安全。对于乙方在装修施工中的不当行为，甲方和物业服务公司有权予以制止。因乙方设施故障、违规操作或使用不当造成安全事故或灾害的，乙方应承担全部责任并负责赔偿。

1.6 因乙方的装修、增建增设及改建的附属设施及设备的原因对甲方和/或其委托物业服务公司和/或第三方及/或国锐空间造成的人身伤亡或财产损失、损坏，乙方应负责赔偿。乙方应尽力避免装修活动对其他租户造成影响。

5.3.1.4 During the decoration period, Party B shall pay the decoration deposit, decoration management fee and other related expenses to the Property Service Company.

14

5.3.1.5 During the decoration and business operating process in the Leased Properties, Party B shall strictly abide by the relevant fire safety laws and regulations of the State, the rules and regulations and operating rules formulated by Party A and the Property Service Company, and accept the supervision and management of Party A and the relevant departments of the Property Service Company. Party B shall take good care of the public area facilities, maintain the hygiene of public area, and ensure the safety of Gurui Space. For the improper conduct of Party B in the decoration construction, Party A and the Property Service Company shall have the right to stop it. Party B shall bear full responsibility and be responsible for compensation for any safety accident or disaster caused by the failure of Party B’s facilities, improper operation or improper use.

5.3.1.6 Personal casualties or property losses caused by Party A and / or its commissioned property service company and / or third party and / or Guorui Space due to the decoration, construction and construction of additional and renovated ancillary facilities and equipment by Party B, Party B shall be liable for compensation. Party B shall make every effort to avoid the decoration activities affecting other tenants.

第四条 维修责任

1、除另有约定外，乙方应对租赁物业之内部所有非结构性部分，包括但不限于地板、室内墙壁粉饰或其他对墙壁、地板及天花板的修饰或粉刷，属于甲方的固定装置及其他附加物并包括全部门窗、电力设备和管道等承担保养、维修和更换责任并承担其中的费用。乙方在租赁期间应使其保持良好、清洁和适租状态，并保持租赁物业完好。

2、因乙方对租赁物业及其附属设施和设备进行的装修、改造对甲方或任何第三方人身或财产造成的损失均由乙方承担。

5.4 Maintenance responsibilities

5.4.1 Unless otherwise agreed, the internal Party B shall be responsible for the maintenance and replace of  all the non structural components of the Leased Property, including but not limited to the floor, walls or other to whitewash the walls, floor and ceiling painted or decorated, fixing device belongs to Party A and other additives and includes all the doors and windows, electrical equipment and pipelines, and bear the related expense.  During the lease term, Party B shall maintain the Leased Property in good condition, keep it clean, rentable and intact.

5.4.2 Damage caused by the modification to the person or property of Party A or any third party caused by decoration and renovation of the Leased Property and its ancillary facilities and equipment by Party B,  shall be borne by Party B.

15

3、在收到甲方或其授权代表发出的维修通知后，乙方应在该通知要求的期限内完成维修工作。如果经甲方提示乙方仍未在要求的期限内完成维修工作的，甲方、其雇员、代理或物业服务公司有权进入租赁物业进行该项维修工作，产生所有费用均由乙方承担，因此造成的经济损失由乙方负责赔偿。

4、租赁单元的主体结构及甲方提供的设备设施因本身的质量问题出现的损坏以及共用设备设施出现的损坏由甲方负责修复并承担修复费用。非设备设施本身质量问题发生的损坏，乙方负责更换并承担因此产生的全部费用。

5.4.3 After receiving the notice of maintenance issued by Party A or its authorized representative, Party B shall complete the maintenance work within the time limit required by the notice. If Party B fails to complete the maintenance work within the required time limit after Party A’s notice, Party A, its employees, its agent or the Property Service Company has the right to enter the Leased Property to carry out the maintenance work, all costs incurred  shall be borne by Party B, and the Party B shall be liable for any economic losses caused.

5.4.4 The main structure of the rental unit and the damage of the equipment and facilities provided by Party A due to its own quality problems and the damage caused by the common equipment and facilities shall be repaired and paid for by Party A. Party B shall be responsible for the replacement and bear all the costs arising from the damage caused by the non- quality problems of equipment and facilities .

第五条  内部装修的损害引起的损失和损坏的赔偿

乙方应对因其内部装修引起的损失和损坏承担赔偿责任。为了防止以上风险，乙方应在装修前投保安装工程一切险以使甲方避免产生损失。投保额应与承租面积相匹配。保险合同应包括这样一个条款：如果没有甲方的事先书面同意，所买的保险及其条件不能取消、修改或受限制。乙方应向甲方提供保险单的副本、所付保险金的发票副本和乙方保险公司的确认信，以向甲方证明乙方确已购买了适当的保险，且保险受益人为甲方及四川中航建开物业管理有限责任公司北京中航世纪分公司。乙方未进行保险投保的,甲方有权拒绝乙方办理入住手续且不承担任何责任。

16

5.5 Compensation for loss and damage caused by interior decoration

Party B shall be liable for the loss and damage caused by its interior decoration. In order to prevent the above risks, Party B shall take out cover all risks of installation works insurance before decoration so as to avoid any loss to Party A. The insured amount shall be commensurate with the leased area. The insurance contract shall include such a clause as: Without the prior written consent of Party A, the purchased insurance and its conditions cannot be cancelled, modified or restricted. Party B shall provide Party A with a copy of the insurance policy, a copy of the invoice paid for the insurance amount and a confirmation letter from the insurance company of Party B, in order to prove to Party A that Party B has actually taken out appropriate insurance, and the beneficiaries of the insurance are Party A and Sichuan China Airlines Property Management LLC Beijing Air China Century Branch. If Party B does not carry out insurance, Party A has the right to refuse Party B to go through the check-in formalities and not to undertake any liability.

第六条  甲方和物业服务公司的进入

经提前通知，乙方应允许甲方及其授权的人员和物业服务公司在合理时间且有乙方人员在场时进入租赁物业以观察租赁物业内状态、盘点固定设备。甲方和物业服务公司在行使此项权利时应尽可能不对乙方造成不合理的干扰。而在遇到紧急情况时，甲方、其雇员、代理或物业服务公司可强行进入，但应最大限度保护乙方权益。为了更好地遵守这一规定，乙方应提前通知甲方有关其租赁物业内其已装置的保安系统及其性质。

5.6 Entry of Party A and the Property Service Company Upon prior notice, Party B shall allow Party A, its authorized personnel and the Property Service Company to enter the Leased Property at a reasonable time and in the presence of Party B to observe the state of the Lease Property, and inventory of fixed equipment. Party A and the Property Service Company shall exercise this right without causing unreasonable interference to Party B. In case of emergency, Party A, its employees, agents or the Property Service Company may forcibly enter, but shall protect Party B’s interests to the maximum. In order to better comply with this provision, Party B shall notify Party A in advance of the security system and the nature of the security system it has installed in the Lease Property.

第七条  将损坏情况通知甲方

如租赁物业内部有任何人员损伤或财产损坏，水管、电气线路或装置、固定设备或其他甲方提供的设施的事故或缺陷，乙方应立即口头和书面通知甲方所委托的物业服务公司。

17

5.7 Notify Party A of the damage

If there is any personnel damage or damage to the property inside the Leased Property, damage to the water pipe, electrical wiring or device, fixed equipment or other facilities provided by Party A, Party B shall notify the property service company entrusted by Party A immediately orally and in written form.

第八条 名录牌

乙方同意由物业服务公司制作并在指定位置安装统一的名录牌，并根据要求支付制作、安装、修理、变更或更换名录牌的费用。名录牌的安装与设置应遵守物业服务公司的统一管理。

5.8  Directory plate

Party B agrees that the Property Service Company shall make and install the unified directory plate in the designated location, and pays for the cost of making, installing, repairing  and changing the plate as required.  The installation and set up of the directory  plate shall comply with the unified management of the Property Service Company.

第九条  勘察

在租期届满前3个月内经事先通知的任何合理时间内，允许甲方协同意向租户勘察场地。

5.9 Site survey

Within 3 months prior to the expiration of the lease term, Party A shall be allowed to inspect the site in collaboration with the intended tenant within any reasonable time of prior notice.

第十条  租赁物业的交还

1、在租期届满的情况下，于本合同到期日时，乙方应按照本合同附件二规定之状况交还租赁物业及其附属设施设备，并使其保持良好、清洁、可出租状态。乙方应对因搬迁对场地或物业造成的任何损坏进行修复。同时，乙方应向甲方交出进入租赁物业的各个部分的所有钥匙。此外，若在租期届满后仍有属于乙方的物品、固定附着物或装置遗留或弃置在租赁物业内，甲方有权在不另行通知乙方的情况下处理或处置此等物品，所涉及费用由乙方负担，甲方亦无需就该处置或任何其他处理方法造成的任何损失或损毁向乙方或任何其他人士负责。在移走过程中如对甲方或任何其他第三人造成损害，乙方承担赔偿责任。

18

5.10 Return of the Leased Property

5.10.1 At the expiration of the lease term, Party B shall, at the expiration date of this Contract, return the Leased Property and its ancillary facilities and equipment in accordance with the conditions specified in Annex II to this Contract, and shall keep them in good clean and rentable condition. Party B shall repair any damage to the site or property caused by the relocation. At the same time, Party B shall hand over to Party A all the keys to all parts of the Leased Property. In addition, if there are any items of Party B, or fixed attachment or installation left or disposed by Party B in the Leased Property after the expiration of the lease term, Party A shall have the right to dispose of such items without prior notice to Party B, and  at the expense of Party B. Nor shall Party A be liable to Party B or any other person for any loss or damage caused by such disposal or any other means of disposal. Party B shall be liable for any damage caused to Party A or any other third party in the process of removal.

2 在提前终止本合同的情况下，在本合同终止后5日内，乙方应按照本合同附件二规定之状况交还租赁物业及其附属设施设备，并使其保持良好、清洁、可出租状态。乙方应对因搬迁对场地或物业造成的任何损坏进行修复。同时，乙方应向甲方交出进入租赁物业的各个部分的所有钥匙。此外，若合同终止5日后仍有属于乙方的物品、固定附着物或装置遗留或弃置在租赁物业内，甲方有权在不另行通知乙方的情况下处理或处置此等物品，所涉及费用由乙方负担，甲方亦无需就该处置或任何其他处理方法造成的任何损失或损毁向乙方或任何其他人士负责。在移走过程中如对甲方或任何其他第三人造成损害，乙方承担赔偿责任。

5.10.2 In the case of early termination of this Contract, Party B shall, within 5   days after the termination of this Contract, return the Leased Property and its ancillary facilities and equipment in accordance with the conditions specified in Annex II to this Contract, and keep them in good, clean and rentable condition. Party B shall repair any damage to the site or property caused by the relocation. At the same time, Party B shall hand over to Party A all the keys to all parts of the Leased Property. In addition, if there are any items belonging to Party B or fixed attachment or installation left or disposed by Party B in the Leased Property after 5 days of the termination of this Contract, Party A shall have the right to dispose of such items of Party B without prior notice to Party B, and at the expense of Party B. Nor shall Party A be liable to Party B or any other person for any loss or damage caused by such disposal or any other means of disposal. Party B shall be liable for any damage caused to Party A or any other third party in the process of removal.

19

3、尽管有前述第1、2款的规定，在有关约定的期限届满.

后，甲方及物业服务公司仍有权及不须向乙方负任何责任切断所租赁物业的水、电、空调的供应。

4、经甲方事先书面批准乙方可不必履行本条款第1、2款规定的将租赁物业按照本合同附件二规定之状况交还的义务，在这种情况下，乙方租赁单元内的装饰、装修归甲方所有而甲方无须给乙方任何补偿。

2 Notwithstanding the provisions of Clause 1 / 2 hereof, Party A and the property Service Company shall have the right and no responsibility to cut off the supply of water, electricity and air conditioning to the Leased Property after the expiration of the agreed period.

(4) Party B may, with the prior written approval of Party A, not be required to perform the obligation of returning the Leased Property in accordance with the conditions specified in Annex II of this Contract as stipulated in paragraph 1 of this Clause. In this case, the decoration in the lease unit of Party B, The decoration is owned by Party A and Party A does not need to pay Party B any compensation.

如果乙方安装的电力设备、线路或管道发生危险或不安全时，或当甲方或有关市政公司或者物业服务公司合理地指出上述方面存在的问题或隐患，乙方应维修或更换上述设备、线路或管道。乙方应允许甲方或其代理或物业服务公司检查由乙方安装的在租赁物业内的线路或管道，只要甲方或者物业服务公司事先提出书面要求，甲方或者物业服务公司可在任何合理的时间内对这些装置进行检查。由于乙方在租赁物业内安装的电力设备、装置、管道以及线路的故障或维修不善而造成的索赔、费用、损害或法律诉讼，乙方应保障甲方不会因此受到损失。

Maintenance of 11th power lines, pipelines and lines

If the electrical equipment, line or pipeline installed by Party B is in danger or unsafe, or when Party A or the relevant municipal company or property service company reasonably points out the problems or hidden dangers in the above aspects, Party B shall maintain or replace the said equipment. Party B shall allow Party A or its agent or property service company to inspect the lines or pipelines installed by Party B in the lease property industry, provided that Party A or the property service company makes a written request in advance, Party A or the property service company may inspect these installations at any reasonable time. As a result of the electrical equipment, installations, pipelines and lines installed by Party B in the lease industry Party B shall ensure that Party A will not suffer any damages, costs, damages or legal actions arising from its failure or poor maintenance.

20

第十二条  恶劣天气预防措施

采取任何合理的预防措施以使租赁物业免遭风暴、大雨、大雪或类似恶劣天气的侵袭。在以上各种恶劣气候下，特别要保证所有外面的门窗均处在关闭或合理保护状态。

12th precautionary measures against severe weather

Take any reasonable precautions against storm, heavy rain, Greater Snow or similar bad weather. In all kinds of bad weather, make sure that all doors and windows are closed or properly protected.

第十三条  户外门窗

要使户外门窗保持关闭。如违反本条款，甲方或者物业服务公司有权利发出要求关闭这些门窗的通知。若乙方没有按照甲方或者物业服务公司要求关闭上述门窗，甲方或者物业服务公司有权关闭这些门窗。

13th outdoor doors and windows

In case of violation of this provision, Party A or the property Service Company shall have the right to give notice of the closure of these doors and windows. If Party B fails to close the said doors and windows as required by Party A or the property Service Company, Party A or the property service company has the right to close these doors and windows.

第十四条  服务出入口和电梯

装卸货物要按甲方或者物业服务公司指定的时间、服务出入口和服务电梯进行。

14th service entrances and elevators

The loading and unloading of goods shall be carried out at the time specified by Party A or the property Service Company, the service entrance and exit and the service elevator.

第十五条  废物及垃圾的运走

负责自行从租赁物业运走废物和垃圾，并须按照甲方或者物业服务公司所指定的位于国锐空间内的地点放置这些废物和垃圾。如果乙方使用甲方或者物业服务公司提供的此项废物和垃圾清除服务，乙方应支付费用，乙方不得使用任何其他类似承包商的服务。

21

Removal of 15th pieces of waste and refuse

To be responsible for the removal of waste and refuse from the Leased Property, This waste and rubbish shall be placed in the space designated by Party A or the property Service Company. If Party B uses this waste and garbage removal service provided by Party A or the property Service Company, Party B shall pay a fee. Party B shall not use the services of any other similar contractor.

第十六条  汇率

如果乙方从境外用美元汇款支付本租赁合同的相关费用，则汇率按照当天中国人民银行公布的美元兑人民币的中间价结算。

16th exchange rates

If Party B remit the related expenses of the lease contract from abroad, the exchange rate will be settled according to the middle price of the US dollar exchanged by the people’s Bank of China on the same day.

第六章  关于限制及禁止

第一条 安装及变更

1、未经甲方和／或物业服务公司事先书面同意，乙方不得安装、设置或变更在租赁物业内或其他任何部分的任何固定设备、间隔或其他设施；不得或不允许在电力线路、管道和设施上安装任何设备和附加物，或安装及允许安装任何超过楼面原设计的负荷量的、或者需额外增添电力线路或管道的设备、装置或机械，或者其用电不通过乙方的电表计量的设备、装置。

2、在进行经批准的工程时，乙方应遵守并要求其委托的施工相关各方遵守甲方和／或物业服务公司的管理及相关的规定，并与同时在国锐空间内开展其他类似工作的施工各方（如有）避免矛盾、冲突。

3、租赁物业内空调及消防系统设施设备的改造、增建、增设工程只能由物业服务公司指定或认可的施工单位进行。

22

Chapter 6th on restrictions and prohibitions

First installment and change

1, without the prior written consent of Party A and / or the property service company, Party B shall not install, install or alter any fixed equipment, spacer or other facilities in the lease item industry or any other part thereof; shall not or may not permit any fixed equipment or other facilities in the electric power line, The installation of any equipment and additions to pipelines and facilities, or the installation and permission of any equipment, installation or machinery which exceeds the original design of the floor, or which requires additional electrical lines or pipes, Or its electricity does not pass the party b meter measurement equipment, equipment.

2, in the approved project, Party B shall comply with the requirements and the entrusted construction related parties to comply with Party A and / or the property services company management and related regulations, and at the same time in the country and construction parties to carry out other similar sharp space work (if any) to avoid contradictions and conflicts.

3. The renovation, addition and construction of air conditioning and fire fighting system facilities in the leasing industry can only be carried out by construction units designated or approved by property service companies.

第二条  标志的张贴

乙方未经甲方同意不得在公共区域悬挂、装置、张贴、陈列任何告示牌、标志、装饰物、广告招牌、标语、海报、旗帜、商品和其他文字材料及设计图案或其他制品；亦不得在租赁物业内部悬挂、装置、张贴、陈列任何告示牌、标志、装饰物、广告招牌、标语、海报、旗帜、商品和其他文字材料及设计图案或其他制品等使得其能被从室外看到。

经过甲方同意的，乙方保证其广告及相关设施的合法性，若该等广告或相关设施的设立须经政府主管部门审核的，乙方应自行完成该等手续。

Article 2 posting of signs

Party B shall not hang, install, post or display any signs, signs, ornaments, advertisement signs, posters, banners, commodities and other written materials and designs or other products in the public area without Party A’s consent; Nor shall any sign, sign, decoration, advertisement sign, slogan, poster, flag be hung, installed, posted or displayed inside the Leased Property, Goods and other written materials and design patterns or other products can be seen from the outside.

23

Subject to the consent of Party A, Party B shall guarantee the legality of its advertising and related facilities. If the establishment of such advertising or related facilities is subject to review by the competent government, Party B shall complete such formalities on its own.

第三条  非法或不道德的使用

不得也不能允许将租赁物业用于非法或不道德的用途。

Article 3 illegal or immoral use

The Leased Property can not be allowed to be used for illegal or unethical purposes.

第四条  阻碍通道

不得也不能允许用箱子、包装废料及其他阻碍物妨碍国锐空间出入口、楼梯、平台、通道、自动楼梯、电梯、大堂及国锐空间的其他公用部分。甲方和／或物业服务公司如认为适当，有权移走这些杂物或其他物品或东西，而无须通知乙方。所有有关费用由乙方支付。

4th obstructed channels

Shall not, and shall not permit, the use of boxes, packing wastes and other obstructions to obstruct the entry and exit of Guoji space, stairways, landings, passageways, automatic staircases, elevators, Party A and / or the property service company shall have the right to remove these sundries or other articles or things if they deem it appropriate without notice to Party B. all related expenses shall be paid by Party B.

第五条 公共区域的线路及电缆

不得在国锐空间公共区域内的出入口、楼梯、通道、大厅和其他地方铺设、安装附加电线、电缆或其他物品。

5th lines and cables in public areas

No entrances and exits, stairways, passageways, halls and other places in the public area of Guorui Space shall be installed with additional wires, cables or other articles.

24

第六条 分租转让

未征得甲方同意的情况下，乙方不得以任何理由和形式全部或部分转让、转租、放弃或出让租赁物业或其任何部分或其任何权益，也不允许任何安排或交易，其结果使不是本合同一方的人获取或享有租赁物业或其任何部分的使用权、租用权和占有权，而不论这种获取是否已付租金或其他对价。

6th sub-lease assignment

Without the consent of Party A, Party B shall not transfer, sublease, relinquish or assign the Leased Property or any part thereof or any interest thereof, or permit any arrangement or transaction, for any reason or form, The result is that a person who is not a party to this Contract acquires or enjoys the right to use, lease and occupy the Leased Property or any part thereof, whether or not such acquisition is paid rent or other consideration.

第七条  违反保险规定

不做也不能允许做使国锐空间所投保的火险、其他风险和第三者责任险无效或可能使其无效的任何行为和事情。不做也不能允许由于这些行为和事情使保险费增加，如果由于乙方所为或所允许的行为和事情使得保险费增加，甲方有权要求乙方支付保险费的增加额。

7th violations of insurance regulations

Not to do or permit to do any act or thing that nullifies or is likely to invalidate the insurance against fire, other risks and third party liability, and that no increase in insurance premiums may be permitted as a result of such acts and events, Party A shall have the right to require Party B to pay an increase in the premium if the premium is increased as a result of Party B’s actions or permitted actions and events.

第八条  空调

除甲方所提供的空调设备外，非经甲方同意不得另外安装空调设施。

8th air conditioners

In addition to the air conditioning equipment provided by Party A, no additional air conditioning facilities shall be installed without Party A’s consent.

25

第九条 停车

租赁期限内，乙方如需停车位，应与物业服务公司达成一致并签署《车位租赁协议》，支付相关费用并签署《停车场安全管理协议》，停车位使用中应遵守国航世纪大厦停车场公共管理制度。

9th stops

During the lease period, if Party B needs parking space, The agreement should be reached with the property service company and the parking space rental agreement should be signed, the related fees and parking safety management agreement should be paid, and the parking space should be used in accordance with the public management system of the parking lot of the Air China Century Building.

第十条  名称的使用

未经甲方事先书面批准，不得使用或允许使用甲方或国锐空间\国航世纪大厦的名称和标识或任何部分，不得也不能允许使用国锐空间\国航世纪大厦的任何图片、与国锐空间\国航世纪大厦的名称和标识整体或部分类似的名称或标识以服务于乙方有关的生意、经营及其他目的。仅用于表明乙方的地址和经营地点的不在此限。

Use of 10th names

Without the prior written approval of Party A, you may not use or permit the use of the name and logo or any part of the Century Building of Party A or China Air China, and shall not and may not permit the use of any pictures of the Guorui Space / Air China Century Building, A name or logo similar to the name and logo of Guorui Space / Air China Century Building in whole or in part to serve the business, business and other purposes of Party B. except for the purpose of indicating Party B’s address and place of business.

第十一条  公共区域的损坏

不损坏、毁坏和损伤国锐空间及国锐空间所在的国航世纪大厦公共区域内的含楼梯、电梯在内的任何设备设施，包括周围的绿化工程等。

Damage to 11th public areas

No damage, damage or damage to any equipment or facilities, including surrounding greening works, in the public area of the Air China Century Building, including staircases, elevators, etc.

26

第十二条  扰乱或干扰

不得也不允许任何可能对甲方或国锐空间内其他使用者或租户造成扰乱，也不得干扰邻近的使用者或租户。

12th items of disturbance or interference

Shall not and shall not permit any possible disturbance to Party A or any other user or tenant within the National Space, nor shall any adjacent user or tenant be interfered with.

第十三条  噪音

除物业服务公司书面同意的允许施工噪音存在的时间外的任何时间不可在租赁物业内制造或允许他人制造任何扰人或刺激的噪音，以及不使任何音乐或噪音(包括广播的或任何能够产生或复制、接收或录音的任何装置和设备产生的声音)在租赁物业外听到。

13th noise

Not at any time other than such time as the property service company agrees in writing to permit the existence of construction noise to be made or permitted to cause any disturbing or irritating noise in the lease property industry, And not to make any music or noise, including broadcast or any sound produced by any device and equipment capable of producing or copying, receiving or recording, to be heard outside the lease item.

第十四条  寝室或家用

不得将租赁物业或其任何部分做寝室之用。

14th bedrooms or household

The Leased Property or any part thereof shall not be used as a dormitory.

第十五条  公共区域的卫生间及盥洗房间和设施设备

不得也不能允许将由甲方提供的租赁物业或国锐空间公共区域内的盥洗设施及其他公共设施设备进行改造或用于非其所设计的用途。同时，不得将任何无关物品存入卫生间、盥洗房间及租赁物业的公共设施设备内。由于违反本条而引起的破坏、破损、堵塞或损坏乙方将根据实际造成的损失支付全部费用。

15th public area toilets and lavatory rooms and amenities

Shall not and shall not permit the alteration or use of lavatory facilities and other public facilities provided by Party A in the Leased Property or public area of Guorui space or for purposes other than those designed therefor. At the same time, it shall not be allowed to store any unrelated items in the toilet, The damage, breakage, blockage or damage caused by the violation of this section shall be paid by Party B according to the actual loss caused.

27

第十六条  备餐和防止味道发散

不得也不能允许在租赁物业内备餐。

16th meals to prevent smell from spreading

You may not and cannot be allowed to prepare meals in the rental property industry.

第十七条  动物宠物和害虫蔓延

不得也不能允许在租赁物业内豢养动物或宠物。乙方应自费采取一切甲方要求的措施以防止租赁物业或其任何部分受害虫的侵扰，应配合物业服务公司进行定期灭虫。

17th animal pets and pests spread

Keeping animals or pets in the rental property industry shall not and shall not be permitted. Party B shall take all measures required by Party A at its own expense to prevent the rental property or any part thereof from being disturbed by pests, and shall cooperate with the property service company to carry out periodic pest control.

第十八条  天线

不得在国锐空间的屋顶或墙上，租赁物业的天花板或墙面上安装任何天线。同时，如果有甲方提供的公共天线，不得干扰、移动、拆除或改变这些天线。

18th antennas

No antenna shall be installed on the ceiling or wall of a rental property on the roof or wall of the national sharp space. At the same time, if there is a common antenna provided by Party A, it shall not disturb, move, dismantle or change these antennas.

第十九条  爆炸物或危险品

不在租赁物业内存放或允许存放任何武器、弹药或其他易爆、易燃等危险物品。

19th explosives or dangerous goods

Do not store or permit the storage of any weapons, ammunition or other explosive, flammable and other dangerous goods in the Leased Property industry.

28

第二十条 不作招徕

乙方不得准许乙方之任何雇员或代理人在租赁物业外或国锐空间内或任何邻近地方开展任何业务招徕或招揽或分派任何单张、通告或宣传物品。

20th for no touting

Party B shall not permit any employee or agent of Party B to carry out any business outside or in or near the premises of the lease item to attract or solicit or distribute any leaflets, notices or advertising items.

第七章  免责情形

第一条  在本合同有效期内，有下列情形之一的，甲方在本合同项下及法律规定的责任应予以豁免（因甲方维护管理不当造成的损失不予豁免）。

1、国锐空间内发生的盗窃、抢劫、抢夺、诈骗、恐怖分子制造的恐怖行为等刑事案件和虫害造成乙方损失的。

2、由于甲方不能控制的原因致使国锐空间内诸如电梯、自动扶梯、消防保安设施、中央空调等设备、设施、系统发生故障、破损、中断或水、电等能源发生供应不足，而使乙方及/或其雇员、访客蒙受损失或损害的。

3、由于政府部门发布的相关政策或要求导致甲方不能履行本合同约定之义务的。

4、因甲方和／或物业服务公司履行管理职责，维修养护、抢修国锐空间的有关设备设施而暂时性的停水、停电、停止公共设备设施使用等造成损失的。

5、国锐空间和租赁物业热力、燃气、电和水供应的故障、爆炸及停止而对乙方、使用人及其他人造成的人身或财产的损失或损坏。

6、由于火灾、国锐空间的任何部分溢水和漏水或雨水进入国锐空间或租赁物业以及国锐空间存在的鼠类和其他害虫而对乙方、使用人或其他人造成的人身或财产的损失或损坏。

7、租赁物业及其租赁物业内的人或物品发生人身伤亡或财产损害。

8、因政府及其他社团施工而对乙方、使用人或其他人造成的人身或财产的损失或损坏。

9、法律、行政法规规定的或本合同约定的其它免责情形。

29

Chapter 7th exemption

Article 1 during the period of validity of this Contract, Party A shall be exempted from any of the following circumstances under this Contract and under the provisions of the law (no exemption shall be granted for losses caused by Party A’s improper maintenance and management.

1, criminal cases and insect pests such as theft, robbery, robbery, robbery, fraud and terrorist acts made by terrorists in the country’s sharp space have caused the loss of Party B.

2, due to Party A cannot control resulting in the sharp space such as elevator, escalator, fire and security facilities, central air conditioning equipment, facilities, system failure, damage, or interruption of water, electricity and other energy supply shortage caused to Party B and / or its employees, visitors suffered loss or damage.

3. Party A is unable to fulfill the obligations stipulated in this Contract due to the relevant policies or requirements issued by the government.

(4) temporary water stoppage, power outage, stop of use of public equipment and facilities due to Party A and / or property service company performing management duties, maintenance and maintenance, and emergency repair of relevant equipment and facilities in China.

Loss or damage to person or property caused by failure of thermal, gas, electricity and water supply, explosion and cessation of space and leased properties to Party B, user and others.

6. loss or damage to the person or property of Party B, the user or any other person caused by any part of Guorui space overflow or leakage or Rain Water’s entry into the Guoyu space or Leased Property and by the presence of rats and other pests in Guoyu space due to the fire.

7, the person or the goods in the Leased Property and its Leased Property have suffered personal injury or property damage.

Loss or damage to the person or property caused by the construction of the government and other associations to Party B, user or other person.

30

9. Other exemptions provided for by laws, administrative regulations or agreed in this Contract.

第二条  不可抗力

如果租赁物业由于不可抗力的原因而造成毁坏或致使租赁物业不适于使用或租用时，或一方因为不可抗力的原因不能履行本合同所约定的部分或全部义务时，应在不可抗力发生后的15日内通知对方。由于不可抗力而导致合同无法继续履行时，双方互不承担违约责任。不可抗力之内容和范畴以《中华人民共和国合同法》规定为准。

Article 2 Force majeure

If the Leased Property is destroyed or rendered unfit for use or lease by reason of force majeure, or if one party is unable, for reasons of force majeure, to perform some or all of its obligations under this Contract, Shall notify the other party within 15th of the occurrence of force majeure. If the contract cannot continue to be performed due to force majeure, the parties shall not be liable for breach of contract. The content and scope of force majeure shall be governed by the provisions of the contract law of the people’s republic of china

第八章  关于违约责任

第一条  违约

发生以下任何情况后，甲方将有权单方解除本合同，并可随时进入租赁物业或其任何部分收回整个租赁物业，本合同亦即终止；甲方此权利不妨碍其行使由于乙方违约、不遵守或不履行本租赁合同任何条款和条件而进行任何法律诉讼的权利，以及不妨碍根据本合同规定甲方从乙方交纳的保证金中扣减由此而引起的损失的权利和甲方没收保证金的权利：

Chapter 8th on liability for breach of contract

31

No. 1 breach of contract

Party A will have the right to terminate this Contract unilaterally after any of the following circumstances, and may enter the Leased Property or any part of it at any time to recover the whole Leased Property, and this Contract shall be terminated; this right of Party A shall not prevent Party B from exercising this right as a result of Party B’s breach of contract, The right to enter into any legal proceedings without complying with or failing to comply with any of the terms and conditions of this lease contract, And without prejudice to the right of Party A to deduct the losses arising therefrom from the margin paid by Party B in accordance with the provisions of this Contract and the right of Party A to confiscate the margin:

如果本合同中所规定的租金或保证金或其他应由乙方支付的费用在到期后的15日内仍未支付，无论乙方曾被正式要求清付与否；

改变本合同规定的租赁用途或利用租赁物业存放危险品或利用租赁物业进行违法活动的；

未经甲方书面同意，拆改变动租赁物业的主体结构；

未告知甲方的情况下，全部或部分转租，转借租赁物业的；

如果乙方破产或作为公司开始清算，或被请求清算以及乙方资不抵债或与债权人做出安排或对乙方租赁物业执行任何法律上的安排；

如果乙方违反本合同约定，经甲方书面提示后15日内无改进的。

尽管有前述规定，在发生前述任何情况后，甲方和/或物业服务公司仍有权及不须向乙方负任何责任切断所租赁物业的水、电、空调，但必须在48小时前将这一意图通知乙方。甲方和/或物业服务公司因切断水、电、空调以及再接通水、电、空调而引起的相关费用将由乙方支付，可向乙方索回此欠款或根据本合同的规定，从乙方所交纳的保证金中扣除。

If the rent or bond specified in this Contract or any other fee payable by Party B is not paid within 15th after the due date, whether or not Party B has been formally required to pay it;

Altering the lease purposes specified in this Contract or using the Leased Property to store dangerous goods or to use the Leased Property to carry out illegal activities;

Without the written consent of Party A, the main structure of the Leased Property shall be changed;

If Party A is not informed, the whole or part of the sublease, transfer to lease the property;

If Party B goes bankrupt or begins liquidation as a company or is requested to liquidate and Party B becomes insolvent or makes arrangements with creditors or carries out any legal arrangement for Party B to lease property;

32

If Party B violates this Contract, no improvement shall be made within 15th upon written advice from Party A.

Notwithstanding the foregoing, Party A and / or the property Service Company shall still have the right and shall not bear any responsibility to Party B to cut off the water, electricity and air conditioning of the Leased Property after any such occurrence. However, Party B must be informed of this intention 48 hours in advance. Party A and / or the property Service Company shall pay for the expenses incurred by Party B in cutting off water, electricity, air conditioning and re-connecting water, electricity and air conditioning. This amount may be recovered from Party B or deducted from the deposit paid by Party B in accordance with the provisions of this Contract.

第二条  提前解约

1、除非依据法律规定或本租赁合同另有约定,甲方或乙方单方解除本合同的行为应被视作违约，应承担相应的违约责任。

2、在乙方遵守并履行本合同约定之前提下，若甲方单方解除本合同的，应当向乙方返还保证金，按照当期未履行租赁合同天数与当期的完整天数的比例退还当期乙方已付租金，而甲方需另外向乙方支付相当于当租赁年度3个月租金金额的违约金。

3、乙方单方解除本合同或因乙方原因导致甲方单方解除本合同的，甲方除有权将全部保证金和已缴纳的租金作为违约金外，并有权要求乙方另行支付相当于当租赁年度3个月租金金额的违约金。除此之外，乙方应补足已享用的装修期优惠的租金及欠缴的各项费用。

4、为避免疑义，乙方在本合同项下支付的违约金、滞纳金、赔偿金等所有费用均为含增值税的金额。

Article 2. Early termination

Unless otherwise agreed upon in accordance with the law or this lease contract, Party A or Party B’s unilateral termination of this Contract shall be regarded as a breach of contract and shall bear the corresponding liability for breach of contract.

2. Under the premise of Party B’s compliance with and performance of this Contract, if Party A unilaterally terminates this Contract, it shall return the deposit to Party B and refund the rent paid by Party B in proportion to the number of days not performed in the current lease contract and the full number of days in the current period. Party A shall pay Party B a penalty equivalent to 3 months’ rent in the lease year.

33

3. If Party B unilaterally terminates this Contract or Party A unilaterally terminates this Contract because of Party B’s reasons, Party A shall have the right to take all the deposit and rent paid as liquidated damages, In addition, Party B shall be required to pay a penalty equivalent to 3 months’ rent for the lease year. In addition, Party B shall make up for the preferential rent and outstanding fees for the decoration period already enjoyed.

In order to avoid doubt, all the fees paid by Party B under this Contract, such as penalty for breach of contract, late payment and compensation, shall be the amount of VAT.

第三条  甲方按本合同规定形式向乙方发出解除本合同的书面通知即表明其全面充分地行使了权利，甲方无须实际进入租赁物业。在甲方发出解除本合同的书面通知后，甲方即有权要求乙方按照本租赁合同的有关约定离开租赁物业，之后，甲方有权处理租赁物业及任何遗留在内的物品而不须向乙方负任何责任。

Article 3 Party A shall give Party B a written notice of rescission of this Contract in accordance with the provisions of this Contract, which means that Party A has fully and fully exercised its rights, and Party A does not need to actually enter the Leased Property. After Party A has given written notice to cancel this Contract, Party A shall have the right to require Party B to leave the Leased Property in accordance with the relevant provisions of this lease contract. After that, Party A shall have the right to dispose of the Leased Property and any remaining items without any liability to Party B.

第四条  甲方或物业服务公司收取租金、物业管理费和装修管理费，不视为甲方自动放弃对乙方违约、不遵守或不履行乙方应遵守和履行条款和条件所提起追诉的权利。

Article 4th Party A or a property service company shall not automatically waive Party B’s breach of contract, failure to comply with or perform the terms and conditions under which Party B shall sue for payment of rent, property management fee and decoration management fee.

34

第五条  在不影响发生违约后甲方的其他权利和补偿措施的情况下，如果本合同下的租金、物业管理费、任何其他费用或其部分没有按照本合同的方法和时间支付，乙方则须按照应付费用每日千分之二的比例支付违约金，该违约金以拖欠的具体天数计算。

Article 5th without prejudice to other rights and compensatory measures of Party A after breach of contract, if the rent, property management fee, any other expenses or part thereof under this Contract are not paid in accordance with the method and time of this Contract, Party B shall pay liquidated damages in proportion of 2/1000 per day payable, which shall be calculated on the basis of the specific number of days in arrears.

乙方不能在租期届满和/或在提前终止本合同后30日内将相应的工商注册和税务登记等与租赁物业有关的全部手续、迁出租赁物业的，每延误一日，乙方按照租赁物业当租赁年度日租金标准支付甲方违约金。

Article 6th if Party B is unable to move out of the Leased Property within 30th after the expiration of the lease term and / or within 30th after the termination of this Contract, the relevant formalities relating to the lease property, such as industrial and commercial registration and tax registration, shall be delayed on 1st, Party B shall pay party A liquidated damages in accordance with the lease annual rent standard.

第九章  其他

第一条  只要对国锐空间的经营管理与维修有利，甲方或物业服务公司有权随时以书面形式向乙方公布、介绍、修改、采纳或废除任何规章。同时，基于甲方与其所委托的物业服务公司已签订物业管理合同，乙方与甲方签订本合同时即视为接受租赁物业物业服务公司的管理。双方约定，上述甲方或物业服务公司不时以书面形式向乙方公布、介绍、修改、采纳或废除的规章只是对本合同中的条款和条件的补充，而不得使这些条款和条件丧失效力。当这些规章与本合同中的条款和条件发生冲突时，以本合同中的条款和条件为准。

在合同有效期内，甲方有权另行聘请新的物业服务公司而无需事先征得乙方的同意。此类物业服务公司的变更不视为甲方违约，亦不成为乙方不同未来新的物业服务公司签署物业管理委托协议的理由。

35

Chapter 9th other

Article 1 Party A or the property service company shall have the right to publish, introduce, modify, adopt or repeal any regulations at any time in writing to Party B as long as it is beneficial to the operation, management and maintenance of Guorui Space. At the same time, Based on the property management contract signed between Party A and the property service company entrusted by Party A, Party B and Party A shall be deemed to accept the management of the Rental property Service Company when signing this Contract. From time to time, Party A or a property service company shall publish, introduce, amend, adopt or repeal the regulations in writing to Party B as a supplement to the terms and conditions of this Contract and shall not render such terms and conditions ineffective. In case of conflict between the regulations and the terms and conditions of this Contract, the terms and conditions of this Contract shall prevail.

第二条  宽容并非放弃权利

守约方对违约方一次或多次不履行、违反、不遵守或不执行本租赁合同的责任的宽容、谅解或宽恕并不代表守约方对违约方持续或再次的不履行、违反、不遵守或不执行放弃权利，也不消除或影响守约方根据本合同因违约方此等持续或其后的不履行或违反而可有的权利或补偿。除守约方以书面签署声明放弃权利外，守约方的任何行为或不行为并不暗示放弃权利，也不应该被推断为放弃权利。任何守约方发出之批准，只适用于其对特定事项明示之批准，不可视为守约方同时放弃其应有之其他权利，也不豁免违约方今后应向守约方申请之其他书面同意。

Article 2 tolerance is not a waiver of rights

The condoning by the compliance party to the liability of the defaulting party for one or more times of non-performance, breach, non-compliance or non-execution of this lease contract, understanding or forgiveness does not represent a violation by the Party of Compliance of its continued or repeated non-performance to the defaulting party, “failure to comply with or not to enforce the waiver of rights, nor shall it eliminate or affect the rights or compensation available to the compliance party under this Contract as a result of such continuing or subsequent non-performance or breach by the defaulting party… unless the compliance party signs in writing to renounce the right,” Any act or omission of a compliance party does not imply a waiver of rights, nor shall it be presumed to be a waiver of rights. The approval of any compliance party shall apply only to its express approval in respect of a particular matter, The parties may not be deemed to have waived their other rights at the same time, nor shall they be exempted from any other written consent that the defaulting party shall apply to the compliance party in the future.

36

第三条  通知和送达

1、任何一方就本合同发给另一方的任何通告必须以中文书面形式进行。如以电报、电挂等数据电文发出的，在确认该等通告已被成功地发出时即视为送达；以信件形式发出的，在该信件投邮之日起二个工作日内即视为送达；以专人送递的，则通告一经实际签收即视为送达。

2、合同签订后双方联系人、通讯地址，电话号码及邮政编码等如有变化，变化方应在变化后三日内通知对方，否则因地址变化而引起的责任由变化方承担。

3、在乙方根据本合同接收租赁物业后，租赁物业所在地址亦为乙方的有效送达地址。

甲方联系人：  赵英杰

甲方联系电话：010-85766680

甲方联系地址：北京市朝阳区朝阳路68号

甲方邮政编码：100123

乙方联系人：张勇

乙方联系电话：13910174206

乙方联系地址： 北京市朝阳区三元桥时间国际8号楼807

乙方邮政编码：100020

Third notifications and delivery

(1) any notice given by either party to the other party in respect of this Contract must be in writing in Chinese. If it is given by telegram, cable, etc., it shall be deemed to have been served upon confirmation that such notice has been successfully issued; in the form of a letter, Service shall be deemed to be served within two working days from the date of posting of the letter; if delivered in person, the notice shall be deemed to have been served upon actual signature.

2. If the contact person, correspondence address, telephone number and postal code are changed after the signing of the contract, the change party shall notify the other party within 3rd of the change, otherwise the responsibility arising from the change of address shall be borne by the changing party.

After Party B receives the Leased Property under this Contract, the address of the Leased Property shall also be the valid service address of Party B.

37

Party A contact: Zhao Yingjie

Party A contact: 010-85766680

Party a contact address: no. 68 Chaoyang road, Chaoyang district, Beijing

Postal code of Party A: 100123

Party B contact: Zhang Yong

Party b contact: 13910174206

Party B contact address: 807, Sanyuanqiao International Building, Chaoyang District, Beijing

Party B postcode: 100020

第四条  本合同规定了当事人达成的全部一致的意思表示，当事人未就甲方、乙方、国锐空间和租赁物业再做任何其他的陈述和保证。如果此等陈述或保证在签订本合同之前已明示或默示地做出，均在此放弃。本合同生效后，双方如确有其他未尽事宜，应由双方协商一致后通过书面形式另行约定。

Article 4th this Contract provides for the agreement reached by the parties, the parties did not party A, Party B, Any other statements and warranties made by Japan and the Leased Property. If such statements or warranties have been made expressly or tacitly before the signing of this Contract, they are hereby waived. If there are any other outstanding matters between the parties after the entry into force of this Contract, It shall be agreed separately by both parties through written form after consultation.

第五条  甲方保留全权决定重新命名国锐空间的权利和在任何时候或随时改变、替换或取消原有名称的权利，而无需对乙方做任何补偿。但甲方如这样做，应在不少于一个月前给予乙方通知。

Article 5th Party A reserves the right to decide fully to rename the country and to change, replace or cancel the original name at any time or at any time without any compensation to Party B. but if Party A does so, Notice shall be given to Party B not less than one month in advance.

38

第六条  物业产权的转移

乙方及甲方在此明确同意，国锐空间所有人有权将包括租赁物业的物业全部或部分向第三方出售而无须事先通知乙方。但甲方应当在转让后的合理时间内通知乙方。乙方在此明确同意放弃其基于本合同所可能享有的任何优先购买权。

6th transfer of property right

Party B and Party A hereby expressly agree, The owner of Guorui space has the right to sell all or part of the property, including the Leased Property, to a third party without prior notice to party b. But party a shall notify party b within a reasonable time after the transfer. Party b hereby expressly agrees to give up. It is based on any preemptive rights that this Contract may enjoy.

第七条  适用法律和管辖权

本合同将受中华人民共和国法律管辖并根据中国法律解释。因本合同引起或者与之履行有关的全部争议，本合同的任何一方可向国锐空间所在地有管辖权的人民法院提起诉讼。

Article 7th applicable law and jurisdiction

this Contract shall be governed by the laws of the people’s Republic of China and interpreted in accordance with the laws of China. As a result of all disputes arising from or in connection with the performance of this Contract, any party to this Contract may bring an action before a people’s court having jurisdiction in the seat of Guoanrui.

第八条 营业执照及授权委托书

在签署本合同之前，如乙方为境内单位，须向甲方出示中华人民共和国政府批准的营业执照或注册证书，单位法定代表人或负责人不能亲自签约时，应提供对签约人的授权委托书原件；如乙方为自然人，须出示身份证件，本人不能签约时，应提供对签约人的授权委托书经公证的原件；若乙方为境外单位，须提供北京相关管理部门颁发的外资企业登记证或合法的公证机构公证的授权委托书、乙方董事会议记录。

8th business licenses and power of attorney

Before signing this Contract, if Party B is a domestic unit, it shall show Party A a business license or registration certificate approved by the Government of the people’s Republic of China. If the legal representative or person in charge of the unit cannot sign the contract in person, The original power of attorney to the contractor shall be provided; if Party B is a natural person, the identity card shall be produced. If he is unable to sign the contract, he shall provide the original notarized original of the power of attorney to the contractor; if Party B is an overseas entity, Must provide the foreign capital enterprise registration certificate issued by the relevant administrative department of Beijing or the notary authority notarization power of attorney, the record of the board meeting of party b.

39

甲方权利、义务的委托

甲方可授权本合同以外的第三方代为行使甲方在本合同项下的权利及履行相应的义务，而无需事先征得承租方的同意。甲方在做出该授权委托时应及时将委托事项书面通知承租方。

The entrustment of Party A’s rights and obligations

Party A may authorize a third party outside this Contract to exercise Party A’s rights and perform the corresponding obligations under this Contract, Without the prior consent of the lessee, Party A shall notify the lessee in writing of the entrustment in time.

第十条  本合同中的标题和副标题是为方便而插入的，不应对本合同的条款进行的释义有任何的制约或限制。如本合同的任何规定在任何方面成为无效或不合法，应不影响本合同其他条款的合法有效性。

10th the headings and subheadings in this Contract are inserted for convenience and shall not be subject to any restriction or restriction on the interpretation of the terms of this Contract. If any of the provisions of this Contract become invalid or unlawful in any way, The legal validity of other terms of this Contract shall not be affected.

第十一条  保密

双方同意未经另一方同意不向任何第三方透露本合同内容，及因履行本合同而获知的对方的商业信息。但基于服从司法和行政的强制要求除外。否则，违约方应赔偿对方的损失。

尽管有以上规定，甲方可将本合同的条款披露给其合伙人、雇员、顾问、律师、会计师、承包商、现有或潜在的物业抵押权人、货款人或买方并不被视为违约行为。

尽管有上述规定，乙方可将本合同的条款披露给其合伙人、雇员、顾问、律师、会计师、承包商并不被视为违约行为。

40

11th confidentiality

The parties agree not to disclose to any third party the contents of this Contract and the other party’s business information obtained as a result of the performance of this Contract without the consent of the other party, except on the basis of compulsory requirements from judicial and administrative sources. The defaulting party shall compensate the other party for the loss.

Notwithstanding the above provisions, Party A may disclose the terms of this Contract to its partners, employees, consultants, lawyers, accountants, contractors, existing or potential mortgagees, purchasers or buyers not deemed to be in breach of contract.

Notwithstanding the above provisions, Party B may disclose the terms of this Contract to its partners, employees, consultants, lawyers, accountants and contractors not deemed to be in breach of contract.

第十二条 合同的备案登记

本合同签订后，乙方如需要办理备案登记的，乙方自行办理，甲方予以配合。

因合同登记而产生的费用由双方按照国家有关规定各自承担。

Registration of 12th contracts

After the signing of this Contract, if Party B needs to go through the filing and registration, Party B shall handle it on its own, and Party A shall cooperate.

The costs incurred as a result of contract registration shall be borne by both parties in accordance with the relevant provisions of the State.

本合同自双方单位盖章并经法定代表人或授权代表签字之日起生效。本合同未尽事宜，经甲方及乙方协商一致，可订立补充条款。本合同补充条款及附件均为本合同不可分割的一部分。未经当事人各方书面同意，本合同不得修改。

this Contract shall come into effect on the date of the seal of both parties and signed by the legal representative or authorized representative. The matters not covered in this Contract shall be agreed upon by negotiation between Party A and Party B. this Contract shall not be amended without the written consent of the parties.

本合同一式肆份，甲方存贰份，乙方存贰份，每份均具有同等效力。

this Contract is two copies for Party A and two copies for Party B, each of which is equally valid.

本合同中日／天的概念如无说明均为日历日。

The concepts of day / day in this Contract are calendar days if not stated.

41

对本合同的任何修改，无论是手写体还是印刷体，修改处必须由双方共同签盖确认，否则修改无效。

Any amendment to this Contract, whether in handwritten or printed form, must be jointly signed and confirmed by both parties, otherwise the amendment is invalid.

（以下无正文）

甲方：                                  乙方：

（盖章）                             （盖章）

法定代表人或授权代表：                  法定代表人或授权代表：

Party A: party B:

(sealed) (sealed)

Legal representative or authorized representative:

legal representative or authorized representative:

  年    月    日                         年    月    日

42

附件一：承租单元第6层608-A单元

Annex I: unit 608-A, level 6 of the rental unit

图示建筑面积：387.45平方米

The picture shows the building area of: 387.45 square meters

43

附件二：

承租单元第6层608-A单元平面布置图

Annex two:

Placement plan for unit 608-A on the 6th floor of the leased unit

44

交付标准

硬装部分

墙面

原墙面及轻钢龙骨石膏板隔断刮腻子刷白色乳胶漆。

顶面

顶面拆除原有矿棉板吊顶；开敞办公区、过道新做矿棉板吊顶；新做封闭办公室内顶面新做石膏吊顶，刮腻子刷白色乳胶漆。

地面

地面防静电网格地板找平，铺贴500*500地毯，木质踢脚线铺贴。

强弱电线路到位，但弱点到机柜调试不含，客户自己负责。顶面照明灯具及开关面板一次到位。

软装部分

行门

室内门为烤漆木门，入口门及消防门为双开玻璃门。

窗帘

窗帘为卷轴遮光布帘（拉帘）。

Delivery standard

Hard parts

Wall original wall and light steel keel plasterboard partition scraping putty white latex paint brush.

The top surface of the top demolishes the original ceiling of the oreboard; the open office area, the corridor newly made the ceiling of the ore-board; the new top surface of the closed office is newly made of gypsum ceiling, and the scratching putty brushes the white latex paint.

Ground floor anti-static grid floor leveling, paving 500 ~ 500 carpets, wood kick-foot line paving.

Strong and weak power line in place, but weaknesses to the cabinet debugging does not include, the customer is responsible for. Top lighting lighting and switch panel in place.

45

Soft parts

The door door is painted wood door, the entrance door and fire door are double-open glass doors.

The curtain is a scroll shade.

交还标准。

同附件二第二条交付标准，除正常损耗外，应按照交付标准恢复原状。

Return standard.

In accordance with Article 2 of Annex II, except for normal wear and tear, the delivery standard shall be restored to the original condition.

                                       乙方（签章）：

                                       移交日期：

Party B (signature:

Date of handover:

46

附件三：

国锐空间写字楼租金表

Annex III:

Guorui space office rental table

租金支付明细表    Schedule of rental payments

租金支付明细表
付款方式 Type of Payment	付款日期 Date of Payment	付款金额 Payment Amount	对应租期 Corresponding lease period	备注 Remarks

押

二

付

六

every six months with rental deposit

Of 2 months’ rent 本合同签订之日起三个工作日内

Within three working days from the date of signing this Contract¥877,818 ————————— 2个月保证金¥247,484

2 months margin 2017年12月1日至2018年1月1日 装修期优惠租金：¥11,624

Concessionary rent for decoration period 2018年1月1日至2018年5月31日 5个月租金:¥618,710

5 months’ rent 2018-5-11 前 ¥742,452 2018年6月1日至2018年11月30日 6个月租金

6 months’ rent 2018-11-10 前 ¥742,452 2018年12月1日至2019年5月31日 2019-5-11前 ¥742,452 2019年6月1日至2019年11月30日 备注

remarks租赁面积：387.45平方米；

租    金：¥10.5元/天/平方米；

月租金标准：¥123,742元/月。

Leased area: 387.45 square meters;

Rent: ¥10.5 per day per square metre;

Monthly rent standard: ¥123,742/ month. 注：月租金包含物业管理费及增值税，本合同项下增值税适用税率为11%。

Note: monthly rent includes property management fee and VAT. The applicable rate of VAT under this Contract is 11%.

二、支付方式

47

1. 乙方应按每6个月向甲方支付当期应付租金，租期内乙方应于每期租金到期II. Mode of payment

1. Party B shall pay the current rent to Party A every 6 months, and Party B shall pay the next rent to Party A by cheque, transfer and telegraphic transfer on 20th prior to the expiration of the rent.

Bank cheques payable to: [Beijing Guorui Real Estate Development Co., Ltd]

Select direct entry to

Bank of China Beijing Youth Road Branch

Account opening Company: Beijing Guorui Real Estate Development Co., Ltd.

甲方应在收到乙方支付的每期全部应付租金后10个工作日内向乙方开具增值税发票，乙方为一般纳税人的，甲方应为其开具增值税专用发票。乙方同意由乙方指定人员在足额支付当期全部款项后15日内至甲方指定发票开具处自行领取增值税发票。乙方未足额支付当期全部款项的，甲方有权拒绝向乙方开具任何增值税发票。同时，乙方因未及时领取前述增值税发票导致乙方损失的，由乙方自行承担。

Party A shall issue a VAT invoice to Party B within 10 working days after receiving all the rent payable by Party B. if Party B is a general taxpayer, Party A shall issue a special invoice for VAT. Party B agrees that the person appointed by Party B shall receive the VAT invoice from the designated invoice issuing office of Party A within 15th after Party B has paid all the payments in full. If Party B fails to pay the full amount of the current payment in full, Party A has the right to refuse to issue any VAT invoice to Party B. at the same time, if Party B fails to receive the VAT invoice in time, Party B shall bear the loss.

3. 乙方承诺因其自身原因或政府相关规定等原因导致乙方无法享受增值税抵扣，由乙方自行承担相应的损失。

乙方的开票信息如下：

48

纳税人名称： 股家（北京）科技有限公司

4. 因乙方提供的开票信息错误导致甲方开具的增值税发票错误，甲方可以向乙方重新开具，但因此产生的损失（如有）由乙方承担，乙方应在向甲方重新开具时立即向甲方承担，否则，甲方有权拒绝重新开具。

5. 本合同签订之日起3个工作日内，乙方向甲方交纳租赁保证金及首期租金共计¥877,818（人民币：捌拾柒万柒仟捌佰壹拾捌元整）。

Party B undertakes that Party B will not be able to enjoy the VAT deductions due to its own reasons or government regulations, and Party B shall bear the corresponding losses on its own.

Party B’s billing information is as follows:

Taxpayer name: shares (Beijing) Science and Technology Co., Ltd.

Registration address: no. 9 Mingli San street, east economic development zone, Tongzhou district, Beijing-508

Tel: 010-57270135

Bank: China Construction Bank Beijing Jing’an Zhuang Branch

4. Party A may reissue the VAT invoice issued by Party A due to the error of the invoice information provided by Party B, but the losses (if any) arising therefrom shall be borne by Party B. Party B shall undertake to Party A as soon as it is reissued to Party A, otherwise, Party A shall have the right to refuse to issue it again.

Within 3 working days from the date of signing of this Contract, Party B shall pay to Party A the lease security deposit and the initial rent for a total of 877or 818 yuan.

49